Exhibit 99.1

Lantronix Reports Fiscal Third-Quarter 2026 Financial Results

•	Net Revenue of $30.2 Million
•	GAAP EPS of ($0.03)
•	Non-GAAP EPS of $0.04
•	Increases FY26 Drone Revenue Expectation to a range of $10 Million–$14 Million, driven by strong momentum across UAS ecosystem

IRVINE, Calif., May 6, 2026 — Lantronix Inc. (Nasdaq: LTRX), a global provider of Edge AI and Industrial IoT solutions that power NDAA-compliant unmanned systems, critical infrastructure and resilient enterprise networks, today reported results for the fiscal third quarter ended March 31, 2026.

Management Commentary

“Our third-quarter results reflect our disciplined execution and continued momentum across the business as we reported year-over-year revenue and earnings growth,” said Saleel Awsare, president and CEO of Lantronix. “Our position as a critical onboard edge compute platform for unmanned systems continues to expand, reflected by the 22 percent growth we delivered in our Embedded IoT Solutions portfolio.”

Lantronix continues to deepen its presence across the unmanned systems ecosystem, broadening its customer list and capabilities. The company is evolving from initially supporting the camera to now enabling fully intelligent drone and counter-drone systems. As the autonomous ecosystem continues to evolve, Lantronix is positioned to become the provider of choice for unmanned systems compute, further strengthening the business as a critical platform partner to the unmanned ecosystem.

“We are approaching the end of fiscal 2026 from a position of strength, and our recent momentum gives us great confidence in our growth trajectory. We believe we will carry the momentum we’ve created into next year and aim to deliver double-digit revenue growth in fiscal 2027, an important step in our evolution towards a faster-growing, higher quality and more profitable business,” concluded Awsare

Q3 FY2026 Financial Results

•	Net Revenue: $30.2 Million
•	GAAP EPS: ($0.03)
•	Non-GAAP EPS: $0.04
•	Cash and Cash Equivalents: $23.5 million

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Q3 FY2026 and Recent Business Highlights

•	Strategically collaborated with Unusual Machines (NYSE American: UMAC) to develop the next generation of autonomous drone components, integrating Lantronix’s high-performance Edge AI compute and system-on-module with Unusual Machines’ flight components.

•	Secured new customer win for the counter-UAS market, integrating Lantronix's Edge AI solution to detect, track, identify and mitigate hostile drones, radars and ground control stations in real time, deepening Lantronix’s presence across the unmanned ecosystem.

•	Advanced multi-silicon strategy with MediaTek (TSWE: 2454), strengthening Lantronix's ability to serve a wider range of Edge AI and Industrial IoT applications, delivering performance-optimized, power-efficient compute platforms across various deployment requirements and volume tiers.

•	Developed partnership with Melchioni Electronics to distribute Lantronix’s IoT and Edge AI product solutions across key European markets, leveraging Melchioni’s established regional presence, multi-country infrastructure and long-standing customer relationships to accelerate Lantronix's market penetration.

•	Signed post-quantum security MoU with Pairpoint (a Vodafone company) to integrate certificate-free encrypted communications and post-quantum cryptography with Lantronix’s award-winning, industrial-grade edge routers and gateways.

Q4 FY2026 Financial Outlook

•	Revenue: $29.0 million to $33.0 million, or $31.0 million at the midpoint

•	Non-GAAP EPS: $0.03 to $0.05

Conference Call and Webcast

Management will host an investor conference call and audio webcast today (Wednesday, May 6, 2026) at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss its results for the fiscal third quarter of 2026 and financial outlook. To access the live conference call, investors should dial 1-844-802-2442 (U.S.) or 1-412-317-5135 (international) and indicate they are participating in the Lantronix fiscal 2026 third-quarter call. The webcast will also be available simultaneously via the investor relations section of the Company’s website.

Investors can access a conference call replay starting at approximately 4:00 p.m. Pacific Time on May 6, 2026, on the Lantronix website. A telephonic replay will also be available through May 13, 2026, by dialing 1-855-669-9658 (US & Canada Toll-Free) or 1-412-317-0088 (international) and entering passcode 7909343.

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About Lantronix

Lantronix Inc. (Nasdaq: LTRX) is a global leader in Edge AI and Industrial IoT solutions, delivering intelligent computing, secure connectivity and remote management for mission-critical applications. Serving high-growth markets, including smart cities, enterprise IT and commercial and defense unmanned systems, including drones, Lantronix enables customers to optimize operations and accelerate digital transformation. Its comprehensive portfolio of hardware, software and services powers applications from secure video surveillance and intelligent utility infrastructure to resilient out-of-band network management. By bringing intelligence to the network edge, Lantronix helps organizations achieve efficiency, security and a competitive edge in today’s AI-driven world.

For more information, visit the Lantronix website.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net loss consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net income by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which, for GAAP purposes, is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our expectations for revenue and earnings for the fourth quarter of fiscal 2026, revenue for our drone business for fiscal 2026, and revenue growth for fiscal 2027; our positioning to become the provider of choice for unmanned systems compute and strengthen our business as a critical platform partner to the unmanned ecosystem; and our expectations regarding the future benefits of our recent collaborations, partnerships and customer wins. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry, and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to changes in U.S. trade policy, including recently increased or future tariffs, a pandemic or similar outbreak, wars and recent conflicts in Europe, Asia and the Middle East, hostilities in the Red Sea, or other causes; our ability to successfully convert our backlog and current demand; the impact of a pandemic or similar outbreak on our business, employees, customers, supply and distribution chains and the global economy; our ability to successfully implement our acquisition strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; our use of AI may result in reputational, competitive or financial harm and liability; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; issues relating to the stability of our financial and banking institutions and relationships; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; the impact of rising interest rates; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2025, filed with the Securities and Exchange Commission (the “SEC”) on Aug. 29, 2025, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; in our Quarterly Report on Form 10-Q for the fiscal quarter ended Dec. 31, 2025, filed with the SEC on Feb. 5, 2026, including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

©2026 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark. Other trademarks and trade names are those of their respective owners.

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Lantronix Investor Contact:

Matt Glover and Greg Robles

Gateway Group, Inc.

investors@lantronix.com

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31,	June 30,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$23,515	$20,098
Accounts receivable, net	23,510	25,092
Inventories, net	26,422	26,371
Contract manufacturers' receivables	884	3,071
Prepaid expenses and other current assets	2,647	2,761
Total current assets	76,978	77,393
Property and equipment, net	1,673	2,456
Goodwill	31,089	31,089
Intangible assets, net	2,327	3,738
Lease right-of-use assets	7,307	8,422
Other assets	643	624
Total assets	$120,017	$123,722

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$13,729	$13,259
Accrued payroll and related expenses	3,860	3,471
Current portion of long-term debt, net	–	3,070
Other current liabilities	10,503	10,622
Total current liabilities	28,092	30,422
Long-term debt, net	8,691	8,684
Other non-current liabilities	8,764	10,238
Total liabilities	45,547	49,344

Commitments and contingencies

Stockholders' equity:
Common stock	4	4
Additional paid-in capital	312,428	308,397
Accumulated deficit	(238,306)	(234,394)
Accumulated other comprehensive income	344	371
Total stockholders' equity	74,470	74,378
Total liabilities and stockholders' equity	$120,017	$123,722

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2026	2025	2025	2026	2025
Net revenue	$30,177	$29,774	$28,500	$89,745	$94,084
Cost of revenue	17,172	16,807	16,097	50,427	53,922
Gross profit	13,005	12,967	12,403	39,318	40,162
Operating expenses:
Selling, general and administrative	9,432	8,740	8,959	27,714	27,237
Research and development	4,149	4,620	4,463	13,367	14,403
Restructuring, severance and related charges	288	43	1,581	424	2,674
Acquisition-related costs	48	40	100	131	337
Amortization of intangible assets	216	598	879	1,411	3,378
Total operating expenses	14,133	14,041	15,982	43,047	48,029
Loss from operations	(1,128)	(1,074)	(3,579)	(3,729)	(7,867)
Interest expense, net	(2)	(9)	(159)	(26)	(404)
Other income (loss), net	(17)	(4)	(19)	162	(48)
Loss before income taxes	(1,147)	(1,087)	(3,757)	(3,593)	(8,319)
Provision for income taxes	34	243	111	319	423
Net loss	$(1,181)	$(1,330)	$(3,868)	$(3,912)	$(8,742)
Net loss per share - basic and diluted	$(0.03)	$(0.03)	$(0.10)	$(0.10)	$(0.23)
Weighted-average common shares - basic and diluted	39,731	39,496	38,820	39,472	38,493

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2026	2025	2025	2026	2025

GAAP net loss	$(1,181)	$(1,330)	$(3,868)	$(3,912)	$(8,742)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	36	29	34	100	146
Employer portion of withholding taxes on stock grants	2	4	–	8	7
Amortization of manufacturing profit in acquired inventory	–	–	44	18	44
Depreciation and amortization	108	106	101	320	338
Total adjustments to cost of revenue	146	139	179	446	535
Selling, general and administrative:
Share-based compensation	1,358	1,354	1,159	4,166	3,329
Employer portion of withholding taxes on stock grants	51	38	13	116	111
Depreciation and amortization	246	252	345	788	1,044
Total adjustments to selling, general and administrative	1,655	1,644	1,517	5,070	4,484
Research and development:
Share-based compensation	207	197	324	688	1,155
Employer portion of withholding taxes on stock grants	13	12	4	31	25
Depreciation and amortization	41	49	56	140	236
Total adjustments to research and development	261	258	384	859	1,416
Restructuring, severance and related charges	288	43	1,581	424	2,674
Acquisition related costs	48	40	100	131	337
Amortization of purchased intangible assets	216	598	879	1,411	3,378
Litigation settlement cost	–	–	–	–	198
Total non-GAAP adjustments to operating expenses	2,468	2,583	4,461	7,895	12,487
Interest expense, net	2	9	159	26	404
Other (income) expense, net	17	4	19	(162)	48
Provision for income taxes	34	243	111	319	423
Total non-GAAP adjustments	2,667	2,978	4,929	8,524	13,897
Non-GAAP net income	$1,486	$1,648	$1,061	$4,612	$5,155

Non-GAAP net income per share - diluted	$0.04	$0.04	$0.03	$0.11	$0.13

Denominator for GAAP net loss per share - diluted	39,731	39,496	38,820	39,472	38,493
Non-GAAP adjustment	2,134	2,209	1,300	2,185	1,034
Denominator for non-GAAP net income per share - diluted	41,865	41,705	40,120	41,657	39,527

GAAP cost of revenue	$17,172	$16,807	$16,097	$50,427	$53,922
Non-GAAP adjustments to cost of revenue	(146)	(139)	(179)	(446)	(535)
Non-GAAP cost of revenue	17,026	16,668	15,918	49,981	53,387
Non-GAAP gross profit	$13,151	$13,106	$12,582	$39,764	$40,697
Non-GAAP gross margin	43.6%	44.0%	44.1%	44.3%	43.3%

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LANTRONIX, INC.
UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION
(In thousands)

	Three Months Ended			Nine Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025	March 31, 2026	March 31, 2025
Embedded IoT Solutions	$14,616	$13,865	$11,990	$39,948	$36,161
IoT System Solutions	13,229	13,281	14,730	42,969	52,081
Software & Services	2,332	2,628	1,780	6,828	5,842
	$30,177	$29,774	$28,500	$89,745	$94,084

	Three Months Ended			Nine Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025	March 31, 2026	March 31, 2 025
Americas	$20,268	$20,481	$16,497	$61,400	$50,303
EMEA	6,175	5,138	6,048	16,400	25,568
Asia Pacific Japan	3,734	4,155	5,955	11,945	18,213
	$30,177	$29,774	$28,500	$89,745	$94,084

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